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                                                                      EXHIBIT 32



SECTION 906 CERTIFICATIONS



                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

      Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of THE Sarbanes-Oxley Act of 2002, the undersigned officer of Novatel Wireless, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

            (i) the accompanying Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

            (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


   Dated: August 14, 2003                           /s/ Peter V. Leparulo
---------------------------                    -------------------------------
                                                Peter V. Leparulo
                                                Chief Executive Officer

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purpOSES of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

      Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Novatel Wireless, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

            (i) the Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

            (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 14, 2003                    /s/   Melvin L. Flowers
----------------------              ------------------------------------
                                    Melvin L. Flowers
                                    Senior Vice President of Finance,
                                    Chief Financial Officer, Principal
                                    Accounting Officer and Secretary

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and is not being filed for purpoSES of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.



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